Inventories	6 Months Ended
Jun. 30, 2021
Disclosure of inventories [abstract]
Inventories

10.	Inventories
	06.30.2021	12.31.2020
Crude oil	3,145	2,242
Oil products	2,273	1,925
Intermediate products	502	396
Natural gas and Liquefied Natural Gas (LNG)	244	122
Biofuels	17	30
Fertilizers	16	8
Total products	6,197	4,723
Materials, supplies and others	1,007	954
Total	7,204	5,677

In the first half of 2021, the Company recognized a US$ 3 gain within cost of sales, adjusting inventories to net realizable value (a US$ 372 loss within cost of sales in the first half of 2020) primarily due to changes in international prices of crude oil and oil products.

At June 30, 2021, the Company had pledged crude oil and oil products volumes as collateral for the Terms of Financial Commitment (TFC) signed by Petrobras and Petros in 2008, amounting to US$ 2,255, considering the prepayments made in January 2021, whose procedures for updating public records are ongoing.